PARADIGM VALUE FUND (PVFAX)

Fund Facts					Fund Statistics
					(as of September 30, 2004)

Objective:					Inception Date:	January 1, 2003
The Fund seeks capital appreciation.					Ticker:	PVFAX
					Cusip:	69901E104
Strategy:					Management Fees:	2.00%
The Fund Adviser primarily invests its assets in common stocks					12b-1 Distribution Fees:	None
of small U.S. companies whose market capitalizations fall within					Sales Load:	None
the range of $1.5 billion or less.					Redemption Fees:	None
					Minimum Investment:	Regular Account: $5,000
Investor Profile:						IRA Account: $1,000
The Fund may be suitable for investors seeking: 1) long-term
growth of capital, 2) exposure to undervalued stock.					Minimum Subsequent Investment:	$100
					Total # of holdings	54
Portfolio Management:					Net Assets ($millions)	$10.51
John Walthausen, Senior Vice President of Paradigm Capital					NAV	$33.08
Management, Inc., serves as portfolio manager of the fund.

Sector Allocation					Top 10 Holdings
(as of September 30, 2004)					(as of September 30, 2004)

					Interpool, Inc.	7.10%
					United Industrial Corporation	5.30%
					National Western Life Ins. Co.	4.00%
					21st Century Insurance Group	3.70%
					Columbus McKinnon Inc.	3.50%
					Pre-Paid Legal Services, Inc.	3.30%
					K-Tron International, Inc.	2.90%
					eFunds Corporation	2.80%
					Camdus Communications Corporation	2.80%
					Blair Corporation	2.70%
					% of Portfolio =	38.1%

Sector allocations are based upon the Russell sector scheme
Allocation is subject to change and may not be representative of current or future holdings				Allocation is subject to change and may not be representative of current or future holdings

	Performance Return Summary
	(A) Average Annual Returns and Performance Figures as of September 30, 2004.
		3Q04 (B)	YTD (B)	1 year	Since Inception (1/1/03)
	Paradigm Value Fund	0.55%	14.74%	37.34%	41.93%
	S&P 600 Index (C)	-1.37%	8.55%	24.52%	26.37%
	Russell 2000 Index (D)	-2.86%	3.74%	18.75%	27.39%

(B) Non-annualized return for the 3rd quarter of 2004.

(C) The S&P 600 index is a small capitalization benchmark index made up of 600 domestic stocks chosen for market size, liquidity and industry group representation whose composition is different from the Fund.

(D) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 index, which represents approximately 8% of the total market capitalization of the Russell 3000 index. As of the latest reconstitution, the average market capitalization was approximately $616 million; the median market capitalization was approximately $490 million. The largest company in the index had an approximate market capitalization of $2.4 billion. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company.

Past Performance Does Not Guarantee Future Results. Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More
Or Less Than Their Original Cost. Returns Do Not Reflect The Deduction Of Taxes That A Shareholder Would Pay On Fund Distributions Or The Redemption

As is the case with most investments, you may lose money by investing in the Fund. The Fund invests in companies that appear to be “undervalued” in the marketplace
(i.e., trading at prices below the company’s true worth). If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the fund’s return. The fund invests in smaller companies (less than $1.5 billion market capitalization). Smaller companies can be riskier investments than larger companies.

Not FDIC-Insured. May Lose Value. No Bank Guarantee.
This report must be preceded or accompanied by a prospectus containing more detail including information on risks, fees, sales charges and expenses.
Please contact Paradigm Capital Management, Inc. at 1-800-239-0732. Please read it carefully before you invest or send money. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-Funds.
Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.